NCR COVID-19 Business Update March 31, 2020

Notes to Investors FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “anticipate,” “outlook,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding NCR’s business continuity plan relating to the NCR Global Fulfillment Center in Mt. Juliet, Tennessee; the expected impact of the COVID-19 global pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses; expectations regarding operating goals and reductions to manage these goals; expectations regarding our debt maturities and liquidity; expectations regarding our variable manufacturing cost structure; expectations regarding covenant requirements under our Senior Secured Credit Facility; and that investors should no longer rely on NCR’s previously issued 2020 guidance that is now withdrawn. These forward-looking statements are based on our current expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and therefore, we cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of our control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to: the impact of the COVID-19 global pandemic on NCR’s workforce, operations and financial results including the impact on our customers’ businesses; the impact of the March 2020 tornados in the greater Nashville area on an NCR Global Fulfillment Center in Mt. Juliet, Tennessee operated by a third party; the sufficiency and effectiveness of NCR’s or its third-party logistics partner’s business continuity plans, the adequacy of NCR’s property damage and business interruption insurance coverage and NCR’s ability to recover under the applicable policies; domestic and global economic and credit conditions including, in particular, those resulting from the imposition or threat of protectionist trade policies or import or export tariffs, global and regional market conditions and spending trends in the financial services and retail industries, new tax legislation across multiple jurisdictions, modified or new global or regional trade agreements, execution of the United Kingdom’s exit from the European Union, uncertainty over further potential changes in Eurozone participation and fluctuations in oil and commodity prices; the transformation of our business and shift to increased software and services revenue, as well as recurring revenue; our ability to improve execution in our sales and service organizations; our ability to successfully introduce new solutions and compete in the technology industry; cybersecurity risks and compliance with data privacy and protection requirements; the possibility of disruptions in or problems without data center hosting facilities; defects or errors in our products; the impact of our indebtedness and its terms on our financial and operating activities; the historical seasonality of our sales; tax rates and tax legislation; foreign currency fluctuations; the success of our restructuring plans and cost reduction savings initiatives; manufacturing disruptions, including those caused by or related to outsourced manufacturing or disruptions in our supply chain due to COVID-19; the availability and success of acquisitions, divestitures and alliances; our pension strategy and underfunded pension obligations; reliance on third party suppliers; the impact of the terms of our Series A Convertible Preferred Stock; our multinational operations, including in new and emerging markets; collectability difficulties in subcontracting relationships in certain geographical markets; development and protection of intellectual property; workforce turnover and the ability to attract and retain skilled employees; uncertainties or delays associated with the transition of key business leaders; environmental exposures from our historical and ongoing manufacturing activities; uncertainties with regard to regulations, lawsuits, claims and other matters across various jurisdictions; and other risks described in the “Risk Factors” section of our most recent Annual Report on Form 10-K for the year ended December 31, 2019, which is incorporated by reference into this presentation. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency (CC) basis; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow (FCF); gross margin (non-GAAP); net debt; adjusted EBITDA; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non-GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures are available on the Investor Relations page of NCR's website at www.ncr.com except for non-GAAP diluted earnings per share and Adjusted EBITDA guidance because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income from continuing operations and GAAP earnings per share without unreasonable effort. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials: the term "recurring revenue" means revenue for products and services under contract for which revenue is recognized over time. 2

NCR Operating Climate ▪ NCR Global Fulfillment Center ‾ Tornado on March 3rd ‾ Business Continuity Plan activated; shipments back to normal capacity ▪ Coronavirus ‾ NCR Coronavirus Task Force operating since January ‾ NCR Executive Leadership Team meets daily to review status/actions ‾ Manufacturing plants in Hungary; India; Brazil; Mexico (outsourced) ‾ Majority of back-office work is being done in a Work from Home status ‾ NCR work is considered essential business 3

Banking $3.5B 2019 Revenue (51% of NCR) Markets We Serve Expected Impact ▪ ATM Hardware: Self Service ▪ Near term impacts with logistics; but ATM (Self-Service) has become very 36% Hardware automating extending business hours for teller transactions critical for banks again 37% ▪ ATM Break Fix Services: Provision of ▪ Minimal impact. Very busy critical basic repair resolution through to full function network managed services and outsourcing 16% 11% ▪ Digital Banking: Provision of online ▪ Minimal impact. Critical for Retail Banking transactions and access Banking ATM Hardware ▪ Software and Services: Cloud ▪ Slight impact. Site restrictions & bank ATM Break Fix Services enabled solutions to improve budget reductions potential to Digital Banking efficiency through digital impact consulting engagements Software & Services transformation 4

Retail $2.2B 2019 Revenue (32% of NCR) Markets We Serve Expected Impact 70% ▪ Food/Drug/Mass Merchandise: ▪ Near term impact with logistics; Self- Includes grocery stores, drug stores & checkout & point-of-sale support big box retailers critical function during this time ▪ Department/Specialty Retail: ▪ Significant impacts in near term; Stores closing temporarily but online Includes department stores and 5% retailers continue to operate specialty retailers 9% 16% ▪ Convenience/Fuel Retail: Includes ▪ Near term impacts with logistics; Very convenience stores and fuel retailers busy critical function Food/Drug/Mass Merchandise (FDMM) Department Specialty Retail (DSR) ▪ Small / Medium Business: Includes ▪ Significant impacts in near term Convenience/Fuel Retail (CFR) small and medium specialty retailers Small/Medium Business (SMB) with one to several locations 5

Hospitality $0.8B 2019 Revenue (12% of NCR) Markets We Serve Expected Impact ▪ Quick Service Restaurant: Includes ▪ Minimal impact on customer demand 58% fast food restaurants with self-service & quick pick options ▪ Small / Medium Business: Includes ▪ Significant impacts in near term given the working capital & cashflow impact restaurants with less than 50 sites of restaurants being shut down ▪ Table Service Restaurant: Includes 7% 21% ▪ Near term impacts due to dining room restaurants with dining in and full closures mitigated by increased 14% table service options delivery & take-out ▪ Travel & Entertainment: Includes ▪ Significant impacts in near term as we Quick Service Restaurant (QSR) airlines, sporting venues, & theaters see events begin cancelled and Small/Medium Business (SMB) pushed out Table Service Restaurant (TSR) Travel & Entertainment (T&E) 6

Manufacturing Network

NCR	NCR	NCR	USI	JABIL	CEVA
Chennai, IN	Budapest, HU	Manaus, BR	Guadalajara, MX	Chihuahua, MX	Nashville, TN
-Complete Range of ATMs, Media Handling Modules and related kits	-All LOBs primarily serving EMEA	-Brazil Domestic Production -Products fully customized for Brazilian market	-Contract Manufacturing Hospitality POS & peripherals -Retail POS & peripherals -Optic	--Contract Manufacturing ATMs	-Distribution Center North America fulfillment -POS staging -SCO configuration -Pick, Pack, & Ship -Hospitality quick ship

Variable Manufacturing Cost Structure

- ~70%-80% manufacturing costs are variable
- Increased variable cost-model in Hardware business via contract manufacturing
- Provides capability to absorb volume changes with less bottom-line impact
- Each facility has majority of its parts sourced independently

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Actions: Cash Focus Operating Goals • Manage quarter to quarter at cash flow neutral • Address potential business impacts with spending cuts Reductions • Cash Savings: • Suspend stock buybacks • Limit M&A • Salary reductions • Capital projects • Contractors • Travel • Merit freeze • Hiring freeze 8

NCR Debt Maturities & Liquidity Status Estimated As of March 31, 2020 ($ millions) Pension Contributions AR Securitization 5.000% Notes 6.375% Notes Revolver Preferred Shares $115 TLB 5.750% Notes 6.125% Notes $1,100 $99 $68 $94 $72 $65 $34 $700 $750 $600 $500 $500 $395 $26 $300 $85 $70 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 *Term Loan B (TLB) amortization of 1% of principal (~$7M/annually) not reflected in above schedule *First “Put” Date Preferred *Pension estimates are as of 12/31/19 valuation data 9

Key Takeaways ▪ Building a cash reserve to maximize financial flexibility ‾ Strong liquidity ‾ Ample room on the Company’s debt covenants • NCR’s Senior Secured Credit Facility covenant is 4.75x Net Debt/trailing twelve- month adjusted EBITDA. Covenant defined net leverage is expected to be in the mid 3x at 3/31/20, which is significantly under the covenant requirement ▪ Variable cost structure with additional levers to pull ▪ Withdraw 2020 guidance ▪ Postpone Investor Day, previously scheduled for May 14th 10

Q&A